UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

My City Builders, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-55233	27-3816969
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

100 Biscayne Blvd., #1611

Miami, FL 33132

Phone: (786) 553-4006

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a- l2 under the Exchange Act (17 CFR 240. l4a- l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement & Amendments

On October 31, 2025, My City Builders, Inc., (the “Company”) entered into an Asset Purchase Agreement, (the “Agreement”) with, RAC Gadsden, LLC (the “LLC”). The LLC is wholly owned by RAC Real Estate Acquisition, Corp. (“RAC”), which is wholly owned by RAC Merger LLC, which owns 98.5% of the current issued and outstanding shares of the Company and is managed by the following officers and directors (the “Affiliates”) of the Company and RAC:

•	Yolanda Goodell – interim chief executive officer and director of the Company, vice president and director of RAC.

•	Francis Pettilloni – interim chief financial officer and director of the Company, chief operating officer and director or RAC.

•	Frank Gillen – president and director of RAC.

As a result of the Agreement, the Company acquired 4 acres of land in Glencoe, Alabama (the “Property”) in exchange for a secured promissory note with the LLC in the amount of $350,000.00 (the “Note”). The Note has a 3-year term and carries an interest rate of 9.5% per annum. The principal and interest are due at the conclusion of the 3-year term on October 30, 2028. The Company intends to construct up to 25 multi-family units in three phases starting with an 8-unit multi-family duplex development on the Property as phase one. Per the terms of the Agreement, if construction of the duplex development on the Property does not begin within one year of the Closing Date of the Agreement, that will be considered an Event of Default, as defined by in the Note, which may result in either: (i) the entire principal balance of the Note and all accrued and unpaid interest and costs would immediately become due and payable or (ii) the Company would be required to return ownership of the Property to the LLC.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 in this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 in this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06 Change in Shell Company Status

The information set forth under Item 1.01 in this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Agreement, the Company is no longer a “shell company” as the term is defined in Rule 12b-2 under the Exchange Act.

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Item 9.01 Financial Statements and Exhibits

(d) The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No.	Description
99.1	Asset Purchase Agreement by and between My City Builders, Inc., and RAC Gadsden, LLC dated effective October 31, 2025.
99.2	Secured Promissory Note by and between My City Builders, Inc., and RAC Gadsden, LLC dated October 31, 2025.
99.3	Security Agreement by and between My City Builders, Inc., and RAC Gadsden, LLC dated effective October 31, 2025.

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SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

My City Builders, Inc.

By	/s/ Yolanda Goodell	October 31, 2025
	Yolanda Goodell	Date
Its: Interim Chief Executive Officer

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